Employment Contract

Party A (Employer): __Caopu Arts & Crafts Co., Ltd.__          ___

Legal Representative: ____Li Jinliang___________________________

Party B (Employee): _____Wang Zhiyu__________________________

Gender: ___Male__________  Date of Birth: __June 13, 1967 ______

Nationality: __Han_________  Educational Background: ___________

ID No.: ______372922196706138930___________________________

Home Address: _____________________________________________

Zip Code: _______________  Tel: ______________________________

This Contract is hereby concluded by and between Party A and Party B in accordance with applicable laws and policies on the basis of equality, voluntariness and consensus.

I.	Term of Employment Contract

This contract is an open-ended employment contract commencing from _January 1, 2002_, unless statutory or agreed conditions for contract discharge/termination occur.

II.	Post & Performance Indicator

As agreed, Party B shall hold the position of _Finance . Party B shall accomplish his/her tasks according to the job duties.

III.	Labor protection and Working Conditions

Party A shall provide Party B with necessary work environment consistent with the national, provincial and municipal provisions in regard to production, safety, labor protection, sanitation and health, and ensure Party B working in a safe and healthy environment.

IV.	Remuneration

The monthly base salary of Party B is RMB _3000__ during service period (Annual review may be made in consideration of performance and general level of market prices).

V.	Rights & Obligations of Party A

A.	Rights of Party A

1.    In accordance with relevant state provisions, rules and regulations established by Party A, Party A shall exercise management right, appraisal right and the right to reward and punishment.

2.    Party A is entitled to adjust Party B’s post for business needs during service period.

3.    Party A may inform Party B of terminating this employment contract at random with no limitation of 30-day advance notification under any of the following occasions:

(1)	Party B is considered not meet the post requirements during the probationary period;

(2)
Party B is found engaged in production and business service activities for himself/herself or for his/her relatives or friends during the period of silk leave, personal leave, extended maternity leave, medical treatment period or full-time study period;

(3)	Party B severely violates work responsibility or regulations prescribed by Party A;

(4)	Party B has caused grave losses to Party A due to serious dereliction of duty or engagement in malpractice for selfish ends;

(5)	Party B is investigated for criminal responsibilities in accordance with the law;

(6)	Party B has been reviewed incompetent for six months in a role; and

(7)	Party B is unqualified for this post and refuses to accept other arrangement.

4.      Party A is entitled to terminate this employment contract but a written notification shall be given to Party B 30 days in advance under any of the following occasions:

(1)    Where Party B is unable to take up his original work or any new work arranged by Party A after completion of his/her medical treatment for illness or injury not suffered at work;

(2)    Party B is unqualified for his/her work and remains unqualified even after receiving a training or an adjustment to any other work post;

(3)    No agreement on modification of original employment contract can be reached through consultation by the parties involved when the objective conditions taken as the basis for the conclusion of the contract have greatly changed so that the original contract can no longer be carried out; and

(4)    During the period of statutory consolidation when Party A comes to the brink of bankruptcy or runs into difficulties in production and management, reduction of its personnel becomes really necessary.

5.    Where Party B causes any loss to Party A during the engagement period due to his/her violating law or discipline or other misconducts, Party A is entitled to demand Party B bearing corresponding compensation liabilities.

B.	Obligations of Party A

1.    Party A shall abide by state’ laws, provisions and policies, respect employees’ mastership position, create an environment favorable for staff playing their enthusiasm and creativity;

2.    Party A is responsible for offering in-house education and trainings concerning political ideology, professional ethics, technical know-how, business management, law and discipline, rule and regulation;

3.    Party A shall not terminate this contract according as Subparagraph 3 of Paragraph 1 of Article 5 hereof under any of the following conditions:

(1)	Party B is confirmed to have lost the ability to work due to occupational diseases or injuries suffered at work;

(2)	Party B is receiving medical treatment for diseases or injuries within the prescribed period of time; and

(3)	Other circumstances stipulated by laws, administrative rules and regulations.

VI.	Rights & Obligations of Party B

A.	Rights of Party B

1.    Party B may enjoy the rights of taking part in democratic management, winning political honor and material incentive;

2.    Party B is entitled to enjoy labor protection, labor insurance, welfare treatment;

3.    Party B may apply for extension of medical treatment if needed; and

4.    Party B may notify at random Party B of revoking this contract in any of the following occasions:

(1)	Where Party A forces Party B to work by resorting to violence, intimidation or illegal restriction of personal freedom; or

(2)	Party A fails to pay Party B remuneration or to provide working conditions as agreed upon in the employment contract.

B.	Obligations of Party B

1.    Party B shall accomplish tasks or targets on time, with high quality and agreed quantity and accept assessment performed by Party A;

2.    Party B shall consciously maintain the image and benefits of Party A and shall not expose misconducts detrimental to the image and benefits of Party A.

3.    Party B shall carry out business in the name of an employee of Party A and obey the management of Party A.

4.    Party B may inform Party A in written form 30 days in advance of terminating this employment contract for his/her personal reasons. Otherwise, Party B shall bear the corresponding legal responsibility.

VII.	Labor Insurance, Welfare and Benefits

Both Party A and Party B shall participate in social insurance and pay social insurance premiums monthly in accordance with the law. Party A may deduct premiums of the individual part from Party B’s salary on behalf of the latter.

VIII.	Liability for Breach of Contract

1.    Upon concluded, both parties concerned shall strictly exercise this contract and shall bear breach liabilities by paying the other party a compensation of RMB 10,000 . Where losses are caused, compensation shall depend on consequences and liabilities.

2.    During the service period, where Party B has received vocational training funded by Party A or has been introduced with compensation, if he/she intends to terminate this contract before the service period expires, he/she shall pay a compensation according as the factual training fee or introduction fee, with a 20% decrease progressively year-on-year.

3.    The economic damages and economic compensation for breach or termination of this contract may comply with applicable state’s provisions. Party A shall make one-off payment to Party B on the condition that both parties terminate this contract.

4.    Due to the force majeure, causing the non-performance or the damages to either party, the other party may not undertake the breach liability;

IX.	Procedures for Terminating This Employment Contract

As agreed, both parties deem the following procedures fair and rational.

1.	Submit a written notice;

2.	Fill in Notice of Employee Termination;

Return back all kinds of documentation, materials, communications equipment, labor tools, housing, transportation means, and other properties owned by Party A. Make compensations for loss or damage.

3.	Handover;

4.	Pay penalty and compensation;

5.	Party A may issue certification of termination or discharge of this contract;

6.	Go through transfer of household filing, personnel file and social insurance.

The employment relationship between both parties shall be terminated on the 31st day commencing from the written notification of Party B. Where Party B fails to undergo dismissal formalities for personal reasons, the time for transaction may be postponed, while Party B shall undertake the corresponding losses.

However, where the delay is caused by Party A, Party A shall go through relevant formalities and compensate for Party B’s losses.

X.	For matters not covered by this contract, decisions shall be made by reference to applicable laws, provisions, regulations and policies

Party A (Seal):      Caopu Arts & Crafts Co., Ltd.

Representative (Seal): __Li Jinliang__________

___January 1, 2002__________________________

Party B (Signature):         Wang Zhiyu _____________

___ January 1, 2002